UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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1895 Bancorp of Wisconsin, Inc.

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1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

February 21, 2020

Dear Fellow Stockholder:

We cordially invite you to attend the Special Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. The special meeting will be held at the office of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, March 27, 2020, at 8:30 a.m., Central time. The enclosed Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the special meeting. The business to be conducted at the special meeting consists of the consideration of the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan. The Board of Directors has determined that the matters to be considered at the special meeting are in the best interest of 1895 Bancorp of Wisconsin, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the special meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the special meeting. Your vote is important, regardless of the number of shares that you own.

Our Proxy Statement is available at: www.cstproxy.com/1895bancorpofwisconsin/sm2020.

Sincerely,

/s/ Richard B. Hurd

Richard B. Hurd

President and Chief Executive Officer

1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On March 27, 2020

Notice is hereby given that the Special Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. will be held at the office of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, March 27, 2020 at 8:30 a.m., Central time.

A Proxy Card and Proxy Statement for the special meeting are enclosed. The special meeting is for the purpose of considering and acting upon:

1.	the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan; and

such other matters as may properly come before the special meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the special meeting.

Any action may be taken on the foregoing proposals at the special meeting on the date specified above, or on the date or dates to which the special meeting may be adjourned. Stockholders of record at the close of business on February 14, 2020 are the stockholders entitled to vote at the special meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE SPECIAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF 1895 BANCORP OF WISCONSIN, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE SPECIAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE SPECIAL MEETING. ATTENDANCE AT THE SPECIAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors

/s/ Monica Baker
Monica Baker
Corporate Secretary

Greenfield, Wisconsin

February 21, 2020

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS, IS AVAILABLE ON THE INTERNET AT www.cstproxy.com/1895bancorpofwisconsin/sm2020.

PROXY STATEMENT

1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

SPECIAL MEETING OF STOCKHOLDERS

March 27, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of 1895 Bancorp of Wisconsin, Inc. to be used at the Special Meeting of Stockholders, which will be held at the offices of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, March 27, 2020 at 8:30 a.m., Central time, and all adjournments of the special meeting. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about February 21, 2020.

VOTING AND REVOCATION OF PROXIES

You may submit your proxy either by returning the enclosed proxy card or voting instruction form, or by submitting your proxy via smartphone/tablet or the internet. If you submit your proxy before the meeting but later decide to attend the meeting in person, you may still vote in person at the meeting. Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the special meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of 1895 Bancorp of Wisconsin, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the approval of the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of 1895 Bancorp of Wisconsin, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, by following the internet, smartphone or tablet instructions on the enclosed proxy card or by voting in person at the special meeting. The presence at the special meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the special meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about giving your proxy or require assistance, please call Monica Baker, Corporate Secretary, at (414) 421-8200.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the special meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. We have retained Laurel Hill Advisory Group, LLC to assist us in soliciting proxies, and have agreed to pay a fee of $6,000 for the service.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of 1895 Bancorp of Wisconsin, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on February 14, 2020 are entitled to one vote for each share then held. As of February 14, 2020, there were 4,876,677 shares of common stock issued and outstanding.

1895 Bancorp of Wisconsin, Inc.’s Charter provides that, for a period of five years from the closing of 1895 Bancorp of Wisconsin, Inc.’s stock offering completed January 8, 2019, no person, other than 1895 Bancorp of Wisconsin, MHC, may directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of equity security of 1895 Bancorp of Wisconsin, Inc. held by persons other than 1895 Bancorp of Wisconsin, MHC, and that any shares acquired in excess of this limit will not be entitled to be voted and will not be counted as voting stock in connection with any matters submitted to the stockholders for a vote.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of February 14, 2020, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220.

	Shares of Common Stock Beneficially Owned as of the Record Date (1)		Percent of Shares of Common Stock Outstanding (2)
Persons Owning Greater than 5%
1895 Bancorp of Wisconsin, MHC 7001 West Edgerton Avenue Greenfield, Wisconsin 53220	2,682,172		55.0%

Directors
Monica Baker	2,814	(3)	*
Darrell Francis	10,000	(4)	*
Richard B. Hurd	10,840	(5)	*
Joseph Murphy	11,000	(6)	*
James Spiegelberg	5,000	(4)	*
John Talsky	—		*
Gary Zenobi	2,500	(4)	*

Executive Officers who are not Directors
Richard Krier	1,241	(7)	*
Charles Mauer	1,274	(8)	*
Thomas Peterson	1,280	(9)	*

All directors and executive officers as a group (10 persons)	45,949		0.9%

*	Less than 1%.
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of 1895 Bancorp of Wisconsin, Inc. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from February 14, 2020. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of 1895 Bancorp of Wisconsin, Inc. common stock

(2)	Based on a total of 4,876,677 shares of common stock outstanding as of February 14, 2020.
(3)	Includes 2,513 shares held through Ms. Baker’s 401(k) plan and 301 shares allocated to Ms. Baker’s ESOP account.
(4)	Shares are held by a deferred compensation plan.
(5)	Includes 10,000 shares held through Mr. Hurd’s 401(k) plan and 315 shares allocated to Mr. Hurd’s ESOP account.
(6)	Shares held through Mr. Murphy’s individual retirement plan.
(7)	Includes 1,000 shares held through Mr. Krier’s 401(k) plan and 241 shares allocated to Mr. Krier’s ESOP account.

(8)	Includes 1,000 shares held through Mr. Mauer’s 401(k) plan and 274 shares allocated to Mr. Mauer’s ESOP account.
(9)	Includes 1,000 shares held through Mr. Peterson’s 401(k) plan and 280 shares allocated to Mr. Peterson’s ESOP account.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the special meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the special meeting, the special meeting may be adjourned in order to permit the further solicitation of proxies. However, if 1895 Bancorp of Wisconsin, MHC, our majority stockholder, votes at the special meeting, a quorum would be assured. 1895 Bancorp of Wisconsin, MHC intends to vote at the special meeting.

Votes Required

As to the approval of the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The approval of this matter requires the affirmative vote of (x) a majority of the votes represented at the special meeting and entitled to vote on the matter and (y) a majority of the votes cast by stockholders other than 1895 Bancorp of Wisconsin MHC. For purposes of the vote required in clause (x), above, abstentions will have the same effect as votes against the proposal, and for purposes of the vote required in clause (y), above, abstentions will not affect the outcome of the vote. Broker non-votes will not affect the outcome of the vote under either clause (x) or clause (y).

Participants in the PyraMax Bank, FSB Employee Stock Ownership Plan

If you participate in the PyraMax Bank, FSB Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated or deemed allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. If no shares have been allocated at the time of the vote, each participant will be deemed to have received one share for purposes of providing voting instructions. In addition, participants in the PyraMax Bank, FSB 401(k) Savings Plan (“401(k) Plan”) who have an account in the 1895 Bancorp of Wisconsin, Inc. Stock Fund in the 401(k) Plan will receive a vote authorization form that allows them to direct the 401(k) Plan trustee to vote their shares held by the 401(k) Plan. If a participant does not direct the 401(k) Plan trustee as to how to vote his or her shares in the 401(k) Plan, the trustee will vote such interest in the same proportion as it has received voting instructions from other 401(k) Plan participants.

The deadline for returning your ESOP and 401(k) Vote Authorization Forms is March 20, 2020 at 11:59 p.m. Central time. The internet, smartphone or tablet voting deadline for ESOP and 401(k) participants is also 11:59 p.m. Central time on March 20, 2020.

EXECUTIVE COMPENSATION

Summary Compensation Table. The table below summarizes for the years ended December 31, 2019 and 2018 the total compensation paid to or earned by our President and Chief Executive Officer, Richard B. Hurd, and our two other most highly compensated executive officers. Each individual listed in the table below is referred to as a named executive officer.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus(1) ($)	All Other Compensation(2) ($)	Total ($)
Richard Hurd President and Chief Executive Officer	2019 2018	287,753 279,372	87,008 63,355	33,245 34,904	408,006 377,631

Thomas Peterson Senior Vice President and Chief Lending Officer	2019	184,202	55,697	16,098	255,997

Monica Baker Senior Vice President and Chief Brand Officer	2019 2018	184,202 179,789	55,697 54,075	35,433 38,357	275,332 272,221

(1)	Amounts in this column represent a discretionary bonus.
(2)

The amounts in this column reflect what PyraMax Bank, FSB paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received. This column does not reflect perquisites and personal benefits received by our named executive officers, the aggregate value of which is less than $10,000. A break-down of the various elements of compensation in this column is set forth in the following table:

All Other Compensation
Name	Paid Time Off and Other ($)	401(k) Match ($)	Board Fees ($)		Total All Other Compensation ($)
Richard Hurd	—	15,245	18,000	*	33,245
Thomas Peterson	8,569	7,529	—		16,098
Monica Baker	5,713	11,720	18,000		35,433

*	Richard Hurd deferred 100% of 2019 Board Fees into the Non-Qualified Deferred Compensation Plan.

Benefit Plans and Agreements

Employment Agreements. In connection with the reorganization and stock offering, PyraMax Bank, FSB entered into employment agreements with the named executive officers: Richard B. Hurd, President and Chief Executive Officer; Thomas Peterson, Senior Vice President, Chief Lending Officer; and Monica Baker, Senior Vice President and Chief Brand Officer, and four other executives.

Mr. Hurd’s employment agreement has an initial term of three years. At least 30 days prior to the anniversary date of the agreement and each anniversary date thereafter the disinterested members of the Board of Directors must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreement for an additional year or determine not to extend the term of the agreement. If the Board of Directors determines not to extend the term, it shall provide with a written notice of non-renewal prior to the anniversary date. On December 19, 2019, the Board of Directors extended the term of Mr. Hurd’s employment agreement until January 8, 2023.

The employment agreements with Mr. Peterson and Ms. Baker and the other executives each have an initial term of eighteen months. On the first anniversary date of the effective date of the agreements the disinterested members of the Board of Directors may choose to conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreements for an additional twelve months or determine not to extend the term of the agreement. If the Board of Directors determines not to extend the term, it shall provide with a written notice of non-renewal, and the agreements will terminate as the end of the initial term. On December 19, 2019, the Board of Directors extended the terms of each of Mr. Peterson’s and Ms. Baker’s employment agreements until July 8, 2021, respectively.

The employment agreements provide for base salaries for Messrs. Hurd and Peterson, and Ms. Baker in the amounts of $290,027, $185,658, and $185,658, respectively. The base salaries may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, the executives will be entitled to participate in any bonus programs (including a discretionary bonus and a performance-based bonus) and benefit plans that are made available to management employees. Mr. Hurd’s employment agreement provides for country club membership fees. The executives will be reimbursed for all reasonable business expenses incurred.

In the event of an executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of the executive’s resignation for “good reason,” the executive will receive a severance payment equal to the base salary and bonus(es) that the executive would have earned during the remaining term of the employment agreement. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, the executive will be entitled to continued life insurance and non-taxable medical and dental insurance coverage, at PyraMax Bank, FSB’s expense, substantially comparable to the coverage maintained for the executive and the executive’s dependents prior to the executive’s termination. For purposes of the employment agreements, “good reason” is defined as: (i) the failure to appoint or re-elect the executive to his executive position or a material change in executive’s function, duties, or responsibilities, which change would cause the executive’s position to become one of lesser responsibility, importance, or scope; (ii) a relocation of the executive’s principal place of employment by more than 35 miles from the executive’s principal place of employment as of the initial effective date of the employment agreement; (iii) a material reduction in benefits and perquisites, including base salary (except for any reduction that is part of a good faith, overall reduction of such benefits applicable to all officers or employees of PyraMax Bank, FSB); (iv) a liquidation or dissolution of PyraMax Bank, FSB; or (v) a material breach of the employment agreement by PyraMax Bank, FSB. In order to be entitled to the benefit set forth above, an executive will be required to enter into a release of claims against 1895 Bancorp of Wisconsin and PyraMax Bank, FSB.

In the event of executive’s involuntary termination of employment other than for cause, disability or death, or in the event of the executive’s resignation for “good reason,” following the effective date of a change in control of 1895 Bancorp of Wisconsin or PyraMax Bank, FSB, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to one and one-half (1.5) times (three (3) times, for Mr. Hurd) the sum of (i) the executive’s highest Special rate of base salary payable at any time under the agreement, plus (ii) the highest bonus paid to the executive with respect to the prior three completed fiscal years. Such payment will be payable in a lump sum within 10 days following the executive’s date of termination. In addition, the executive would be entitled, at PyraMax Bank, FSB’s (or PyraMax Bank, FSB’s successor’s) expense, to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage for the executive and the executive’s dependents 18 months (36 months, for Mr. Hurd) following the executive’s termination.

Should the executives become disabled, they will be entitled to disability benefits, if any, provided under a long-term (or short-term) disability plan sponsored by PyraMax Bank, FSB and will receive continued non-taxable medical and dental benefit coverage substantially comparable to that maintained for executive and his dependents prior to becoming disabled until the earlier of (i) the date the executive returns to full-time employment of PyraMax Bank, FSB, (ii) the executive is employed full-time by another employer, (iii) 12 months from the date of executive’s termination due to disability. In the event of an executive’s death while employed, the executive’s estate or beneficiary will be paid his base salary for six months following death, and his family will continue to receive non-taxable medical and dental coverage for 12 months after his death.

Upon any termination of employment (other than a termination in connection with a change in control), the executives will be required to adhere to one-year non-competition covenant and will be prohibited from soliciting employees of PyraMax Bank, FSB or any affiliate for the purpose of having such person(s) terminate employment with PyraMax Bank, FSB or its affiliates and provide services or accept employment with a competing business. The executives also agree that during their employment and following such employment, the executives will maintain and will not disclose the confidential information of PyraMax Bank, FSB.

Nonqualified Deferred Compensation Plan. PyraMax Bank, FSB has entered into a Nonqualified Deferred Compensation Plan (the “Deferral Plan”) for the benefit of its directors and senior executives. The Plan is a nonqualified plan of deferred compensation within the meaning of Section 409A of the Internal Revenue Code. Only those persons designated by PyraMax Bank, FSB are able to participate by entering into a compensation deferral agreement and electing to defer up to 100% of such participant’s regular salary, bonus, commissions or director’s fees, as applicable. PyraMax Bank, FSB, may, but is not obligated, to make discretionary contributions to the Deferral Plan from time to time, which contributions are not required to be uniform among the participants. A participant will be 100% vested in his or her deferrals and earnings thereon, however, any discretionary amounts contributed by PyraMax Bank, FSB, are vested based on the participant’s years of service, at the rate of 20% per year, such that a participant will be fully vested after five years of service. A participant will also become fully vested in his or her employer discretionary contributions in the event of the participants death or disability while employed, or in the event of a change in control. The amounts deferred under the terms of the Deferral Plan are deemed to be invested in investment options similar to those available under PyraMax Bank, FSB’s 401(k) Savings Plan. In connection with the stock offering, the Deferral Plan was amended to give the participants a one-time election to invest all or a portion of their accounts in the Deferral Plan in common stock of 1895 Bancorp of Wisconsin, Inc.

Director Compensation

The following table sets forth for the fiscal year ended December 31, 2019 certain information as to the total remuneration we paid to our directors other than to directors who are also our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “—Executive Officer Compensation—Summary Compensation Table.”

Directors Compensation Table
Name	Fees earned or paid in cash ($) (1)	All Other Compensation ($)		Total ($)
Darrell Francis	49,200	—		49,200
Joseph Murphy	41,400	—		41,400
James Spiegelberg	41,400	—		41,400
John Talsky	41,400	35,455	(2)	76,855
Gary Zenobi	41,400	—		41,400

(1)

For the year ended December 31, 2019, each independent director of PyraMax Bank, FSB was paid a monthly retainer of $3,450, and Mr. Francis was paid $7,800 in 2019 for his duties as Chairman of the Board. Directors Francis and Spiegelberg deferred $49,200 and $24,840, respectively, of their fees to the Deferral Plan.

(2)	Mr. Talsky received a retainer of $24,000 and additional legal fees of $11,455 for hours worked in 2019 on real estate matters for PyraMax Bank, FSB, through his law firm, Talsky & Talsky, SC.

PROPOSAL I—APPROVAL OF 1895

BANCORP OF WISCONSIN, INC.

EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”), to provide officers, employees and directors of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank, FSB with additional incentives to promote the growth and performance of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank, FSB. The Board of Directors and the Compensation Committee believe that the adoption of the 2020 Equity Incentive Plan is in the best interests of 1895 Bancorp of Wisconsin, Inc. and its stockholders as such plan will provide PyraMax Bank, FSB with the ability to retain and reward and, to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of 1895 Bancorp of Wisconsin, Inc.’s stockholders through the ownership of additional common stock of 1895 Bancorp of Wisconsin, Inc.

As of February 14, 2020, there were five non-employee directors, 103 employees eligible to receive awards under the Equity Incentive Plan. The closing sales price of 1895 Bancorp of Wisconsin, Inc.’s common stock as reported on the Nasdaq on February 14, 2020 was $11.61.

Why We Are Seeking Approval of the 2020 Equity Incentive Plan

•

Equity Grants Will Align our Management’s and Stockholders’ Interests. We believe that awarding equity compensation to our officers and directors will not only help us to attract, retain and award individuals who will contribute to our success, but will also further align the interests of our management with the interests of our stockholders.

•

Our Competitors Offer Equity-Based Compensation. We believe that many of the financial institutions with which we compete have the ability to attract and retain employees and management with equity-based compensation programs. Without the 2020 Equity Incentive Plan, we may be at a significant disadvantage.

Highlights of the 2020 Equity Incentive Plan

•

Share Reserve and Terms Consistent with Industry Standards. In determining the size and terms of the 2020 Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual holding company reorganization or a mutual-to-stock conversion; and (2) applicable regulations related to the adoption of equity-incentive plans by converted financial institutions. In this regard (and as described below), the maximum number of shares of common stock that may delivered pursuant to the exercise of stock options is approximately 4.9% of the number of shares of common stock issued in the reorganization and minority stock offering, including shares issued to the mutual holding company and our charitable foundation, and the maximum number of shares of common stock that may be issued as restricted stock or restricted stock units is approximately 1.96% of the number of shares of common stock issued in the reorganization and minority stock offering, including shares issued to the mutual holding company and charitable foundation.

•

Minimum Vesting Periods for Awards. Unless the Compensation Committee specifies a different vesting schedule, awards will be granted with a vesting rate of 20% per year, with the first installment vesting on the one-year anniversary of the date of grant. Notwithstanding the foregoing, subject to limited exceptions in the event of death, disability or involuntary termination without cause following a change in control, the 2020 Equity Incentive Plan requires a one-year minimum vesting period for at least 95% of the awards granted under the Plan.

•

Limits on Grants to Directors. Non-employee directors may receive up to 5% of the maximum number of stock options and up to 5% of the number of shares of restricted stock or restricted stock units available under the plan and non-employee directors in the aggregate may receive up to 30% of the stock options and 30% of the restricted stock and restricted stock units available under the plan. Each non-employee director who is in the service of 1895 Bancorp of Wisconsin, Inc. immediately following the 2020 annual stockholder meeting will automatically be granted 11,923 stock options, which represents approximately 5% of the maximum number of stock options available for grant, and each non-employee director will automatically be granted 4,769 restricted stock awards, which represents approximately 5% of the maximum number of restricted stock awards available for grant.

•

Limits on Grants to Employees. The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards or restricted stock units is 25% of the shares available for grant or award, respectively, under the 2020 Equity Incentive Plan.

•

Share Counting. The 2020 Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

•	No Cash-Out or Repricing of Underwater Options. The 2020 Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.

•

No Single-Trigger Vesting of Service-based Awards on Change in Control. The 2020 Equity Incentive Plan does not provide for vesting of service-based stock options or restricted stock awards and/or restricted stock units based solely on the occurrence of a change in control.

•

Dividends on Unvested Awards Not Paid Until Vesting. The 2020 Equity Incentive Plan provides that dividends on unvested awards shall be paid to participants only after the underlying awards have been earned and not during the performance or service vesting period.

•

Awards Subject to Clawback. Awards granted under the 2020 Equity Incentive Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to clawback under any other clawback policy adopted by the Company from time to time.

General

The following is a summary of the material features of the 2020 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2020 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2020 Equity Incentive Plan, the terms of the 2020 Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the 2020 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 333,854 shares of 1895 Bancorp of Wisconsin, Inc. common stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards and/or restricted stock units. Of this number, the maximum number of shares of 1895 Bancorp of Wisconsin, Inc. common stock that may be issued under the 2020 Equity Incentive Plan pursuant to the exercise of stock options is 238,467 shares, and the maximum number of shares of 1895 Bancorp of Wisconsin, Inc. common stock that may be issued as restricted stock awards and/or restricted stock units is 95,387 shares. These amounts represent approximately 4.9% and 1.96%, respectively, of the number of shares of common stock issued in the mutual holding company reorganization of PyraMax Bank, FSB and the stock offering of 1895 Bancorp of Wisconsin, Inc., including the shares issued to 1895 Bancorp of Wisconsin, MHC and our charitable foundation.

The 2020 Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Committee”) all of whom are “Disinterested Board Members,” as defined in the 2020 Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the 2020 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the 2020 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2020 Equity Incentive Plan and any award agreement. The 2020 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Except for accelerating the vesting of awards to avoid the minimum requirements specified in the plan, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.

Eligibility

Each employee or director of 1895 Bancorp of Wisconsin, Inc. or any subsidiary is eligible to receive awards under the 2020 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2020 Equity Incentive Plan, which will be set forth in an award agreement delivered to each participant. Awards may be granted as incentive and non-qualified stock options, restricted stock awards and/or restricted stock units.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2020 Equity Incentive Plan means the final sales price of 1895 Bancorp of Wisconsin, Inc.’s common stock as reported on any national securities exchange on which the common stock may from time to time be listed or traded on the date the option is granted, or if 1895 Bancorp of Wisconsin, Inc.’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which 1895 Bancorp of Wisconsin, Inc.’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee and consistent with the terms of the plan.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2020 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee and consistent with the terms of the plan. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award. Participants may also receive any dividends and distributions with respect to the common stock upon vesting of the restricted stock.

Restricted Stock Units. Restricted stock units are denominated in shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit. Restricted stock units granted under the plan may be settled in shares of our common stock, or in the sole discretion of the Committee determined at the time of final settlement in cash or a combination of cash and our common stock, subject to vesting conditions and other restrictions set forth in the Plan or the award agreement. Participants have no voting rights with respect to any restricted stock units granted under the Plan. In the sole discretion of the Committee, exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. Dividend equivalent rights will be paid when the restricted stock unit, including restricted stock units subject to performance-based vesting conditions, vests or is settled, or at the same time as the shares subject to such restricted stock unit are distributed to the participant.

Limitations on Awards Under the 2020 Equity Incentive Plan

The following limits apply to awards under the 2020 Equity Incentive Plan:

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The maximum number of shares of common stock that may be available for awards under the 2020 Equity Incentive Plan is 333,854 shares, of which no more than 238,467 shares of common stock may be delivered pursuant to the exercise of stock options and 95,387 shares of common stock may be issued pursuant to restricted stock awards and/or restricted stock units.

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The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards (or restricted stock units) is 59,617 shares and 23,847 shares, respectively (all of which may be granted in any one calendar year). Such maximum amount represents approximately 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and approximately 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards and/or restricted stock units.

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Each non-employee director who is in the service of 1895 Bancorp of Wisconsin, Inc. immediately following the 2020 annual stockholder meeting will automatically be granted 11,923 stock options, which represents approximately 5% of the maximum number of stock options available for grant, respectively, and each non-employee director will automatically be granted 4,769 shares of restricted stock, which represents approximately 5% of the maximum number of restricted stock awards and/or restricted stock units available for grant, respectively. The date of the grant will be the day immediately following the effective date of the 2020 Equity Incentive Plan.

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The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options is 11,923 shares, and the issuance of restricted stock awards and/or restricted stock units is 4,769 shares, all of which may be granted in any one calendar year. Such maximum amount represents approximately 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and approximately 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards and/or restricted stock units.

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The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards and/or restricted stock units is 71,540 shares and 28,616 shares, respectively (all of which may be granted in any one calendar year). Such maximum amount represents approximately 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and approximately 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards and/or restricted stock units.

In the event of a corporate transaction involving the stock of 1895 Bancorp of Wisconsin, Inc. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.

In addition, the Committee is authorized to make adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units.

Prohibition Against Repricing of Options. The 2020 Equity Incentive Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2020 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock options may be transferred to a grantor trust under Section 671 of the Internal Revenue Code, provided the participant is the sole beneficiary of the trust. Awards can also be transferred to a spouse incident to divorce pursuant to domestic relations laws, provided that an incentive stock option will lose its favorable tax treatment upon such transfer. At the Committee’s sole discretion, non-qualified stock options may be transferred to immediate family members of the participant, trusts or partnerships for the benefit of such family members or to charitable organizations, provided that such transfers are for no consideration. During the life of the participant, awards can be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2020 Equity Incentive Plan upon the participant’s death.

Vesting of Awards

The Committee will specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the 2020 Equity Incentive Plan will be granted with a vesting rate of 20% per year, with the initial installment vesting one year from the date of grant. If the vesting of an award under the 2020 Equity Incentive Plan is conditioned on the completion of a specified period of service with 1895 Bancorp of Wisconsin, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control or, subject to the foregoing requirements, at the discretion of the Committee, including due to retirement. Notwithstanding the foregoing, at least 95% of the awards under the Plan will vest no earlier than one year after the date of grant, unless accelerated due to death, disability or involuntary termination following a change in control.

In addition, the Committee may require satisfaction of performance measures for vesting purposes with respect to awards granted under the 2020 Equity Incentive Plan. The performance measures may be based on any performance measure determined by the Committee, including, but not limited, to those measures set forth in the Equity Incentive Plan.

Performance measures may be based on the performance of 1895 Bancorp of Wisconsin, Inc. as a whole or on any one or more subsidiaries or business units of 1895 Bancorp of Wisconsin, Inc. or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or Subsidiary or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following termination of employment. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock will become fully earned and vested immediately.

At the time of a change in control, any outstanding unvested performance-based awards will vest pro-rata based on the portion of the performance period elapsed at the date of the change in control and at the actual level of performance achieved, however, if the actual level of performance achieved is not reasonably determinable as of such date, the performance measures will be assumed to have been achieved at “target.”

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2020 Equity Incentive Plan or any award granted under the 2020 Equity Incentive Plan, provided that, except as provided in the 2020 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2020 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2020 Equity Incentive Plan (other than as provided in the 2020 Equity Incentive Plan), or materially modify the requirements for participation in the 2020 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2020 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2020 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2020 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of 1895 Bancorp of Wisconsin, Inc.

Duration of Plan

The 2020 Equity Incentive Plan will become effective upon approval by the stockholders at the 2020 annual stockholder meeting. The 2020 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2020 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2020 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2020 Equity Incentive Plan. However, any termination of the 2020 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options.    The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.    The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of 1895 Bancorp of Wisconsin, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant dies or becomes “disabled”, as that term is defined in the Internal Revenue Code). 1895 Bancorp of Wisconsin, Inc. will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a long-term capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock.    A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder on the restricted stock, if any, whether paid when declared or later, when the restricted vests, will be treated as compensation income to the holder and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award subject to such election in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Units.    A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, 1895 Bancorp of Wisconsin, Inc. will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Dividend Equivalent Rights.    The grant of a dividend equivalent right on a restricted stock unit will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of Company stock, restricted stock units granted with an appurtenant dividend equivalent right will be credited with an equivalent amount of cash. The cash credited as a dividend equivalent right on a restricted stock unit will be taxable to the participant as ordinary income when distributed to the recipient (which will not be earlier than the vesting date of the restricted stock unit) and 1895 Bancorp of Wisconsin, Inc. will be entitled to a corresponding tax deduction.

Deduction Limits.    Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our principal executive officer, principal financial officer and three additional highest compensated officers during any taxable year of Seneca Financial Corp. after December 31, 2016. Compensation resulting from awards under the 2020 Equity Incentive Plan will be counted toward the $1.0 million limit.

Withholding of Taxes.    1895 Bancorp of Wisconsin, Inc. may withhold amounts from participants compensation or from awards that vest to satisfy tax withholding requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy tax withholding requirements.

Change in Control.    Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may, when aggregated with other compensation realized by a participant on a change in control, cause part or all of the compensation involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by 1895 Bancorp of Wisconsin, Inc.

Tax Advice.    The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant or vesting of awards under the Equity Incentive Plan.

Accounting Treatment

Under U.S. generally accepted accounting principles, 1895 Bancorp of Wisconsin, Inc. is required to recognize compensation expense in its financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards, and restricted stock units).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Committee intends to meet after stockholder approval is received to determine the specific terms of the awards, including the allocation of awards to officers and employees. At the present time, no specific determination has been made as to the grant or allocation of awards to officers and employees.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

2020 EQUITY INCENTIVE PLAN.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be brought before an special meeting of stockholders, any new business or a director nomination proposed by a stockholder must be stated in writing and received by our Secretary not less than five days prior to the date of the special meeting.

The 2020 annual meeting of stockholders is expected to be held May 15, 2020. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no later than May 10, 2020. If notice is received after May 10, 2020, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to any special meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the special meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the special meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

1895 Bancorp of Wisconsin, Inc.’s Proxy Statement, including the Notice of the Special Meeting of Stockholders, is available on the Internet at www.cstproxy.com/1895bancorpofwisconsin/sm2020.

By Order of the Board of Directors

/s/ Monica Baker
Monica Baker
Corporate Secretary

Greenfield, Wisconsin

February 21, 2020

Appendix A

1895 BANCORP OF WISCONSIN, INC.

2020 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1    Purpose, Effective Date and Term. The purpose of the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of 1895 Bancorp of Wisconsin, Inc. (the “Company”), and its Subsidiaries, including PyraMax Bank, FSB (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of common stock of the Company. The “Effective Date” of the Plan shall be the date on which the Plan is approved by the Company’s stockholders, which is expected to be March 27, 2020. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2    Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) or, subject to the limitation set forth in Section 5.1, by the Board of Directors.

Section 1.3    Participation. Each Employee or Director of the Company or any Subsidiary who is granted an Award in accordance with the terms of the Plan shall be a Participant in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4    Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 – AWARDS

Section 2.1    General. Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)     Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” (“ISO”) described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)     Restricted Stock Awards. A Restricted Stock Award means a grant of a share of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)     Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash.

(d)    Performance Awards. A Performance Award means Restricted Stock or Restricted Stock Units that will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.

Section 2.2    Stock Options.

(a)     Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option and the Exercise Price; (iii) specify the vesting period or conditions to vesting; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe.

(b)     Terms and Conditions. A Stock Option shall be exercisable in accordance with its terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)    Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.

Section 2.3    Restricted Stock.

(a)     Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with 1895 Bancorp of Wisconsin, Inc. dated [Date], made pursuant to the terms of the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan, copies of which are on file at the executive offices of 1895 Bancorp of Wisconsin, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of the Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)     Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)     Dividends.    Cash dividends or distributions, if any, declared with respect to shares of Stock subject to a Restricted Stock Award, including Restricted Stock Awards subject to performance-based vesting conditions, shall be retained by the Company and only distributed to a Participant within thirty (30) days after the vesting date of the underlying Restricted Stock Award. If the underlying Stock does not vest, the dividends held by the Company with respect to such Stock shall be forfeited by the Participant. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.

(ii)     Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies its determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and the voting rights shall be exercised by the Participant in his discretion.

(iii)     Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

(iv)    The Committee may, in connection with the grant of Restricted Stock Awards, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4     Restricted Stock Units.

(a)    Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the Restriction Period and the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; (iv) the effect of a Participant’s termination of employment or Service; and (v) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services.

(b)    Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)     The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

(ii)     The Committee may, in connection with the grant of Restricted Stock Units, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)     Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)     A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares or cash subject to the Restricted Stock Unit are distributed to the Participant.

Section 2.5    Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award may be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures.

(a)    Performance Measures. Performance measures may be based on any performance measure determined by the Committee (or the Board, if applicable), including any one or more of the following:

(i)    book value or tangible book value per share;

(ii)    basic earnings per share;

(iii)    basic cash earnings per share;

(iv)    diluted earnings per share;

(v)    diluted cash earnings per share;

(vi)    return on equity;

(vii)    net income or net income before taxes;

(viii)    cash earnings;

(ix)    net interest income;

(x)    non-interest income;

(xi)     non-interest expense to average assets ratio;

(xii)    cash general and administrative expense to average assets ratio;

(xiii)    efficiency ratio;

(xiv)    cash efficiency ratio;

(xv)    return on average assets;

(xvi)    cash return on average assets;

(xvii)    return on average stockholders’ equity;

(xviii)    cash return on average stockholders’ equity;

(xix)    return on average tangible stockholders’ equity;

(xx)    cash return on average tangible stockholders’ equity;

(xxi)    core earnings;

(xxii)    operating income;

(xxiii)    operating efficiency ratio;

(xxiv)    net interest rate margin or net interest rate spread;

(xxv)    growth in assets, loans, or deposits;

(xxvi)    loan production volume;

(xxvii)    non-performing loans;

(xxviii)    total stockholder return;

(xxix)    cash flow;

(xxx)     strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxxi)     any other measure(s) determined by the Committee; or

(xxxii)    any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the Award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)    Adjustments. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or Subsidiary or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.6    Vesting of Awards. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards) shall be granted with a vesting rate of twenty percent (20%) per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated due to death, Disability or Involuntary Termination following a Change in Control. Notwithstanding the foregoing sentence, at least ninety-five percent (95%) of the Awards under the Plan shall vest no earlier than one (1) year after the date of grant, unless accelerated due to death, Disability or Involuntary Termination following a Change in Control. If the right to become vested in an Award (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be evidenced in an Award Agreement (subject to acceleration of vesting, to the extent permitted by the Plan, by the Committee (subject to the limitations set forth in this Section) or as set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control).

Section 2.7    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.7 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of an Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.8    Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.    Effect of Termination of Service on Awards. The Committee shall determine the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank or other Subsidiary and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)    Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)    Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Unless the Committee specifies otherwise, Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. Unless the Committee specifies otherwise, in the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e)    Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

Section 2.10    Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or Stock received upon exercise of a Stock Option for some period of time. The foregoing limitation shall not apply to the extent that an Award vests due to death, Disability or Involuntary Termination at or following a Change in Control, or to the extent that (i) a Participant directs the Company to withhold or the Company elects to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld (up to the maximum amount) or (ii) a Participant exercises a Stock Option by a net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 – SHARES SUBJECT TO PLAN

Section 3.1    Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 333,854 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 238,467 shares of Stock, which represents 4.9% of the number of shares issued in connection with the reorganization of the Bank from the mutual to the mutual holding company form of organization and the Company’s related minority stock issuance on January 8, 2019 (the “Reorganization”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 95,387 shares of Stock, which represents 1.96% of the number of shares issued in the Reorganization. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)    Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3    Limitations on Grants to Individuals.

(a)    Employee Awards.

(i) Stock Options—Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be 59,617 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

(ii)    Restricted Stock Awards and Restricted Stock Units—Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be 23,847 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.

(b)    Director Awards.

(i)    Stock Options – Individual non-Employee Directors may be granted Stock Options of up to 11,923 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 71,540 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii)     Restricted Stock/Restricted Stock Units – Individual non-Employee Directors may be granted Restricted Stock and/or Restricted Stock Units of up to 4,769 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 28,616 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock and Restricted Stock Units under Section 3.2.

(iii)    Initial Grants to Non-Employee Directors. Each non-Employee Director who is in the Service of the Company and/or a Subsidiary on the Effective Date (the date of the 2020 Company special stockholder meeting at which stockholders approve the Plan (“2020 Special Meeting”) shall automatically be granted an Award of Stock Options and Restricted Stock as follows:

(A)    Stock Options – Non-Employee Directors. Each non-Employee Director who is in the Service of the Company and/or a Subsidiary immediately following the 2020 Special Meeting shall receive, on the day immediately following the Effective Date, a grant of Eleven Thousand Nine Hundred Twenty-Three (11,923) Stock Options and this amount represents approximately 5.0%, respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(B)     Restricted Stock Awards – Non-Employee Directors. Each non-Employee Director who is in the Service of the Company and/or a Subsidiary immediately following the 2020 Special Meeting shall receive, on the day immediately following the Effective Date, a grant of Four Thousand Seven Hundred Sixty-Nine (4,769) shares of Restricted Stock and this amount represents approximately 5.0%, respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards under Section 3.2.

(c)    The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4    Corporate Transactions.

(a)    General. In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5    Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)    Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 – CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:

(a)    At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination at or following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Stock Options, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

(b)    At the time of a Participant’s Involuntary Termination at or following a Change in Control, all time-based Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions, will be vested as specified in subsection (c) of this Section 4.1.

(c)    In the event of a Change in Control, Performance Awards under the Plan shall vest pro-rata based on the portion of the performance period elapsed at the date of the Change in Control and at the actual level of the performance measures that have been achieved, however, if the performance measures are not reasonably determinable as of the date of the Change in Control, the performance measures will be assumed to have been achieved at “target”.

(d)    With respect to Awards, other than Awards the vesting of which is subject to performance-based conditions, in the event of a Change in Control, if the acquiring corporation fails to assume the Awards granted hereunder or to convert the Awards to awards for the acquiror’s stock options, restricted stock or restricted stock units, as applicable, such awards shall vest immediately upon the effective time of such Change in Control.

Section 4.2    Definition of Change in Control. For purposes of this Plan, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)    Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)    Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Sections 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)    Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)    Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

In addition, in no event shall a reorganization of 1895 Bancorp of Wisconsin, MHC (i.e., the mutual holding company), the Company and the Bank solely within its corporate structure or a second-step conversion constitute a Change in Control for purposes of the Plan.

ARTICLE 5 – COMMITTEE

Section 5.1    Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2    Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)     the Committee will have the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.17), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and, except with respect to:

(i) outstanding unvested Awards on the date of a Change in Control (which are subject to vesting in accordance with Section 4.1) or

(ii) any Award within the first year after grant, or in violation of any minimum vesting requirements set forth in Section 2.6 hereof,

to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that the extension is consistent with Code Section 409A.

(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    The Committee will have the authority to define terms not otherwise defined herein.

(d)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(e)    The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3    Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4    Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 – AMENDMENT AND TERMINATION

Section 6.1    General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.7, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award prior to the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2    Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7—GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)    No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2    Transferability. Except as otherwise so provided by the Committee, Stock Options and Restricted Stock Awards under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Section 7.3    Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4    Non-Exclusivity.  Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7    Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover up to the maximum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the amount of required tax withholding (up to the maximum amount) divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding (up to the maximum amount). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.8    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.9    Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10    Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11    No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12    Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Wisconsin without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Wisconsin, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13    Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14    Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.15    Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)    in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.

Section 7.16    Forfeiture Events.

(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board of Directors, as may be amended from time to time.

Section 7.17    Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised on such date, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.18    Regulatory Requirements.

(a)    The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 – DEFINED TERMS; CONSTRUCTION

Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)    “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)    “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)    “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to the Participant. Any document is referred to as an Award Agreement, regardless of whether a Participant’s signature is required.

(d)    “Board of Directors” means the Board of Directors of the Company.

(e)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)    “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)     “Director” means a member of the Board of Directors or the board of directors of a Subsidiary.

(i)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

(j)    “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(k)    “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(l)     “Employee” means any person employed by the Company or a Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(m)    “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o)    “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(p)    “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

(q)     A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)    a material diminution in Participant’s base compensation;

(ii)    a material diminution in Participant’s authority, duties or responsibilities;

(iii)     a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the effective date of this Plan; or

(iv)    in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(r)    “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(s)    “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(t)    “Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).

(u)     “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee does not satisfy the requirements of Section 422 of the Code.

(v)    “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(w)    “Performance Award” has the meaning ascribed to it in Sections 2.1(d).

(x)    “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b).

(y)    “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c).

(z)    “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(aa)    “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such board(s) of directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.

(bb)    “SEC” means the United States Securities and Exchange Commission.

(cc)    “Securities Act” means the Securities Act of 1933, as amended from time to time.

(dd)    “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(ee)    “Stock” means the common stock of the Company, $0.01 par value per share.

(ff)    “Stock Option” has the meaning ascribed to it in Section 2.1(a).

(gg)    “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(hh)    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)    Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)    With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ii)    “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)    indications of time of day mean Central Time;

(f)    “including” means “including, but not limited to”;

(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)    all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;

(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK «« « – EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week – or by Mail

1895 BANCORP OF

WISCONSIN, INC.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on March 26, 2020.

INTERNET – www.cstproxyvote.com
Log onto this website to vote your proxy. Have your proxy card available when you access the website. Follow the prompts to vote your shares.

QR CODE – Use your mobile device to scan the QR code. Have your proxy card available. Follow the on-screen instructions to vote your proxy.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.	Please mark your votes like this

1.	Approval of the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan.	FOR	AGAINST	ABSTAIN

CONTROL NUMBER

Signature                                                                  Signature, if held jointly                                                                 Date                                         , 2020.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Special Meeting of Stockholders

The Proxy Statement for the Special Meeting of Stockholders

is available at

https://www.cstproxy.com/1895bancorpofwisconsin/sm2020

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1895 BANCORP OF WISCONSIN, INC.

The undersigned appoints the members of the Board of Directors of 1895 Bancorp of Wisconsin, Inc. as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of 1895 Bancorp of Wisconsin, Inc. held of record by the undersigned at the close of business on February 14, 2020 at the Special Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. to be held on March 27, 2020, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)